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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 2000

                                            REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             2836                            06-1562417
  (State or other jurisdiction       (Primary Standard Industrial             (I.R.S. Employer
of incorporation or organization)     Classification Code Number)          Identification Number)

                          630 FIFTH AVENUE, SUITE 2100
                            NEW YORK, NEW YORK 10111
                                 (212) 332-4774
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              GARO H. ARMEN, PH.D.
                            Chief Executive Officer
                                Antigenics Inc.
                          630 Fifth Avenue, Suite 2100
                               New York, New York
                                 (212) 332-477
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

               MICHAEL LYTTON, ESQ.                               DANIELLE CARBONE, ESQ.
               PAUL KINSELLA, ESQ.                                 Shearman & Sterling
                Palmer & Dodge LLP                                 599 Lexington Avenue
                One Beacon Street                                New York, New York 10022
           Boston, Massachusetts 02108                                (212) 848-4000
                  (617) 573-0100

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.[x]
 333-91747

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
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
---------------------------------------------------------------------------------------------------------------------------
                                                                   PROPOSED             PROPOSED
                                                                   MAXIMUM              MAXIMUM
        TITLE OF EACH CLASS OF              AMOUNT TO BE        OFFERING PRICE         AGGREGATE            AMOUNT OF
      SECURITIES TO BE REGISTERED          REGISTERED(1)         PER SHARE(2)      OFFERING PRICE(1)   REGISTRATION FEE(2)
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per
  share................................    575,000 shares             $18             $10,350,000            $2,733
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

(1) Includes shares which the Underwriters may purchase to cover over-allotments, if any.

(2) The registration fee is calculated pursuant to Rule 457(d) under the Securities Act of 1933 based on the initial public offering price of $18 per share.

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.
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     EXPLANATORY NOTE AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed with respect to the registration of additional shares of common stock, $.01 par value per share, of Antigenics Inc., a Delaware corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registrant's effective registration statement on Form S-1 (File No. 333-91747) are incorporated into this registration statement by reference.

     The required opinions and consents are listed on an Exhibit Index and filed herewith.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of New York, State of New York, on February 3, 2000.

                                          ANTIGENICS INC.

                                          By:        /s/ GARO ARMEN
                                            ------------------------------------
                                                    Garo H. Armen, Ph.D.
                                            Chief Executive Officer and Chairman
                                                              of
                                                   the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                       TITLE                         DATE
                     ---------                                       -----                         ----
                  /s/ GARO ARMEN                     Chief Executive Officer and Chairman   February 3, 2000
---------------------------------------------------  of the Board of Directors (Principal
                 Garo Armen, Ph.D.                   Executive Officer and Principal
                                                     Financial and Accounting Officer)

                         *                           Director                               February 3, 2000
---------------------------------------------------
             Pramod Srivastava, Ph.D.

                         *                           Director                               February 3, 2000
---------------------------------------------------
               Noubar Afeyan, Ph.D.

                         *                           Director                               February 3, 2000
---------------------------------------------------
                  Edward Brodsky

                         *                           Director                               February 3, 2000
---------------------------------------------------
               Gamil de Chadarevian

                         *                           Director                               February 3, 2000
---------------------------------------------------
                   Tom Dechaene

                         *                           Director                               February 3, 2000
---------------------------------------------------
                   Donald Panoz

                         *                           Director                               February 3, 2000
---------------------------------------------------
                   Martin Taylor

*By:      /s/ GARO ARMEN
     ----------------------------
         As Attorney-in-fact

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                                 EXHIBIT INDEX

EXHIBIT NO.                              TITLE
-----------                              -----
    5.1       Opinion of Palmer & Dodge LLP
   23.1       Consent of Palmer & Dodge LLP
              (included in the opinion filed as Exhibit 5.1.)
   23.2       Consent of KPMG LLP
   24.1*      Power of Attorney

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* Filed with the registrant's Registration Statement on Form S-1 (Registration
  No. 333-91747).

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